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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): December 20, 2000


GE CAPITAL COMMERCIAL MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of December 10, 2000, providing for the issuance of GE Capital Commercial Mortgage Corporation's Commercial Mortgage Pass-Through Certificates, Series 2000-1).


                   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                       333-45884-01               22-3755203
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


         292 Long Ridge Road
         Stamford, CT                                     06927
         (Address of principal executive offices)         (Zip Code)


   (203) 357-4000
   (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         Filing of Computational Materials

                  In connection with the offering of the GE Capital Commercial Mortgage Corporation's Commercial Mortgage Pass-Through Certificates, Series 2000-1, Chase Securities Inc. ("CSI") and Bear, Stearns & Co. Inc. ("BSCI", and collectively with CSI, the "Underwriters") have prepared certain materials (the "Underwriter Computational Materials") for distribution to its respective potential investors. Although GE Capital Commercial Mortgage Corporation (the "Company") provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Underwriter Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Underwriter Computational Materials, which are listed as Exhibit 99.1 hereto are being filed in paper format on Form SE dated December 19, 2000 pursuant to a continuing hardship exemption issued by the Securities and Exchange Commission.

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of the Company, relating to its Commercial Mortgage Pass-Through Certificates, Series 2000-1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a) Financial Statements:  Not applicable.

  (b) Pro Forma Financial Information:  Not applicable.

  (c) Exhibits

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     Exhibit No.                                      Document
--------------------------------------------------------------------------------
        99.1 Underwriter Computational Materials filed on Form SE dated December 19, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GE CAPITAL COMMERCIAL MORTGAGE
                                      CORPORATION


                                      By:    /s/ Daniel Vinson
                                            ---------------------
                                      Name:  Daniel Vinson
                                      Title: Authorized Signatory




Dated:   December 20, 2000




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                                  EXHIBIT INDEX




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     Exhibit No.                     Document                             Page
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        99.1            Underwriter Computational Materials                 4
                        filed on Form SE dated December
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                                  EXHIBIT 99.1

  Underwriter Computational Materials filed on Form SE dated December 19, 2000.




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